UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
March 7, 2006

HSI Asset Securitization Corporation Trust 2006-NC1
(Issuing Entity)

HSI Asset Securitization Corporation
(Exact Name of Depositor as Specified in its Charter)

HSBC Bank USA, National Association
(Exact Name of Sponsor as Specified in its Charter)

HSI Asset Securitization Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-124032	20-2592898
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

452 Fifth Avenue New York, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 525-8119

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

The Registrant registered issuances of its HSI Asset Securitization Corporation Trust 2006-NC1 Mortgage Pass-Through Certificates, Series 2006-NC1, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-124032) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $320,960,000 aggregate principal amount of Class I-A, Class II-A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates of its HSI Asset Securitization Corporation Trust 2006-NC1 Mortgage Pass-Through Certificates, Series 2006-NC1 on March 7, 2006. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated July 11, 2005, as supplemented by the Prospectus Supplement dated March 6, 2006 (the “Prospectus Supplement”), to file a copy of the Pooling and Servicing Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Pooling and Servicing Agreement (the “Pooling Agreement”), attached hereto as Exhibit 4.1, dated as of February 1, 2006, among HSI Asset Securitization Corporation, as Depositor, JPMorgan Chase Bank, National Association, as Servicer, NC Capital Corporation, as Mortgage Loan Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, and Deutsche Bank National Trust Company, as Trustee and Custodian. The Certificates consist of the following classes: Class I-A, Class II-A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11, Class X, Class P and Class R. The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of two pools of certain conventional, first lien, adjustable rate, fully amortizing, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $328,689,100 as of February 1, 2006. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling Agreement.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

4.1
Pooling and Servicing Agreement dated as of February 1, 2006, among HSI Asset Securitization Corporation, as Depositor, JPMorgan Chase Bank, National Association, as Servicer, NC Capital Corporation, as Mortgage Loan Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, and Deutsche Bank National Trust Company, as Trustee and Custodian.

99.1	Mortgage Loan Purchase Agreement dated as of February 1, 2006, between HSI Asset Securitization Corporation, as Depositor, and HSBC Bank USA, National Association, as Seller.

99.2
Confirmation and Schedule to ISDA Master Agreement relating to Interest Rate Swap Agreement between Bear Stearns Financial Products Inc. and the Supplemental Interest Trust of HSI Asset Securitization Corporation Trust 2006-NC1, dated as of March 7, 2006, including schedule to the master agreement.

99.3
Confirmation and Schedule to ISDA Master Agreement relating to Interest Rate Cap Agreement between Bear Stearns Financial Products Inc. and the Supplemental Interest Trust of HSI Asset Securitization Corporation Trust 2006-NC1, dated as of March 7, 2006, including schedule to the master agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSI ASSET SECURITIZATION CORPORATION

Dated: March 7, 2006	By:	/s/ Andrea Lenox
Name: Andrea Lenox
Title: Vice President

EXHIBIT INDEX

Exhibit No.	Description

4.1
Pooling and Servicing Agreement dated as of February 1, 2006, among HSI Asset Securitization Corporation, as Depositor, JPMorgan Chase Bank, National Association, as Servicer, NC Capital Corporation, as Mortgage Loan Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, and Deutsche Bank National Trust Company, as Trustee and Custodian.

99.1	Mortgage Loan Purchase Agreement dated as of February 1, 2006, between HSI Asset Securitization Corporation, as Depositor, and HSBC Bank USA, National Association, as Seller.

99.2
Confirmation and Schedule to ISDA Master Agreement relating to Interest Rate Swap Agreement between Bear Stearns Financial Products Inc. and the Supplemental Interest Trust of HSI Asset Securitization Corporation Trust Series 2006-NC1, dated as of March 7, 2006, including schedule to the master agreement.

99.3
Confirmation and Schedule to ISDA Master Agreement relating to Interest Rate Cap Agreement between Bear Stearns Financial Products Inc. and the Supplemental Interest Trust of HSI Asset Securitization Corporation Trust Series 2006-NC1, dated as of March 7, 2006, including schedule to the master agreement.